S1 FUND

I Shares
R Shares

 (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated October 1, 2013 to the I Shares Prospectus, R Shares Prospectus
and Statement of Additional Information,
each dated December 31, 2012 (as revised June 27, 2013)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND STATEMENT OF INFORMATION.

Effective October 1, 2013, Bruce MacDonald no longer serves as a portfolio manager for the S1 Fund (the “Fund”).  As a result of the above-mentioned portfolio management change, information related to Mr. MacDonald is deleted.

Please retain this Supplement for future reference.